UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 26, 2013

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	0-25538	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7 – Regulation FD

Item 7.01            Regulation FD Disclosure

On April 26, 2013, Mr. Patrick Little, President and Chief Executive Officer of the Registrant gave a presentation at the 17th Annual BURKENROAD REPORTS Investment Conference.  A copy of Mr. Little’s presentation is furnished herewith as Exhibit 99.

Section 9 –Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit 99 – Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: April 26, 2013	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer